SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE
 SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[X]    Preliminary Information Statement
[ ]     Confidential, for use of the Commission only
        (as permitted by Rule 14c-5(d)(21))
[ ]     Definitive Information Statement

Fishtheworld Holdings, Inc.
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(Name of Registrant as Specified In Its Charter)

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1) Title of each class of securities to which transaction applies:
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2) Aggregate number of securities to which transaction applies:
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3) Per unit price or other underlying value
of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing is calculated and state how it was determined.):
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4) Proposed maximum aggregate value of transaction:
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5) Total Fee Paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FISHTHEWORLD HOLDINGS, INC.
 2206 NE 26TH STREET, FORT LAUDERDALE, FLORIDA 33305
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NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT
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A majority of the shareholders of Fishtheworld Holdings, Inc., or Fishtheworld, have taken action by written consent to change Fishtheworld's state of incorporation from Florida to Nevada. This change will include a change of Fishtheworld's name to "DDS Technologies USA, Inc."

Shareholders of record at the close of business on April 9, 2003 will be entitled to notice of this shareholder action by written consent. Since the actions were approved by the holders of the required majority of the outstanding shares of our voting stock, no proxies were or are being solicited.

We anticipate that the reincorporation will become effective 20 days from the date this Information Statement is first sent to our security holders, which will be on or about April ____, 2003.

Ben Marcovitch
President

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

FISHTHEWORLD HOLDINGS, INC.
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INFORMATION STATEMENT
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INFORMATION CONCERNING THE ACTION BY WRITTEN CONSENT

DATE AND PURPOSE OF WRITTEN CONSENT

Shareholders holding a majority of the voting power of the company took action by written consent on April 9, 2003 for the purpose of approving the reincorporation of the company from Florida to Nevada.

SHAREHOLDERS ENTITLED TO VOTE

Approval of the action described herein requires the written consent of the holders of outstanding stock of each voting group entitled to vote on such matters. As of March 27, 2003 there were 10,000,000 shares of our common stock, and no other class of securities, outstanding. Shareholders of record at the close of business on April 9, 2003, will be entitled to receive this notice and information statement.

PROXIES

No proxies are being solicited.

CONSENTS REQUIRED

The reincorporation requires the consent of the holders of a majority of the shares of common stock. On April 9, 2003, holders of the voting rights with respect to at least 8,153,129 shares of our common stock delivered written consents to us adopting the proposals set forth herein. There are no other class of securities of Fishtheworld outstanding or entitled to vote.

INFORMATION STATEMENT COSTS

The entire cost of furnishing this Information Statement will be borne by the company. The company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 9, 2003 by the following persons:

•	each person who is known to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;
•	each of our directors and executive officers; and
•	all of our directors and executive officers as a group.

NUMBER OF SHARES

NAME AND ADDRESS            BENEFICIALLY OWNED                         PERCENTAGE OWNED

Jon Erik Gundlach                                    750                                                             Less than 1%
2206 NE 26th Street,
Fort Lauderdale,
Florida 33305
(President,
Chief Executive Officer
and Director)

Lee Rosen (1)                                          1,180,000                                                  8.4%
17332 Saint James Court,
Boca Raton, Florida 33496

Mallis Limited Partnership                       900,000                                                    5.5%
2975 Rolling Woods Drive
Palm Harbor, FL 34683

DDS Technologies Ltd.(2)                       4,000,000                                                 24.5%
21 S. George Road
London, UK

All directors and officers                          750                                                            Less than 1%
as a group (5 Persons)

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(1) Mr. Rosen owns 605,000 shares of the Issuer. Julia Rosen, the wife of Mr. Rosen owns 575,000 shares of the Issuer. Should the shares owned by Julia Rosen be deemed beneficially owned by the Mr. Rosen then he would then have a combined total of 1,180,000 shares, or 8.48% of the currently outstanding common stock of the Issuer. However, Mr. Rosen disclaims beneficial ownership of shares held by his wife.

(2) DDS Technologies Ltd. holds the patent for a dry dissagregation technology which is licensed by Fishtheworld.

PROPOSAL TO REINCORPORATE IN NEVADA

INTRODUCTION

The holders of a majority of our voting stock have approved the reincorporation of the company from Florida to Nevada. The board of directors has unanimously approved the proposal. We have formed a wholly-owned Nevada subsidiary named DDS Technologies USA, Inc., which will be referred to as "DDS USA" in this information statement. We will use the term "Fishtheworld" to refer to our existing Florida corporation. The reincorporation will be effected by a merger transaction in which Fishtheworld will be merged with and into DDS USA.

DDS USA, which was incorporated on April10, 2003 for the sole purpose of effecting the merger, has not engaged in any business to date and has no assets.

The reincorporation and the merger of Fishtheworld into DDS USA will result in a change in the name of the company to "DDS Technologies USA, Inc." The merger will not result in any change to the business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the company. In management's judgment, no presently contemplated activities of the company will be either favorably or unfavorably affected in any material respect by the reincorporation. As shareholders of our company, however, you should be aware that the corporation law of Nevada and the corporation law of Florida differ in a number of significant respects. We encourage you to carefully review the discussion of some of these differences under the heading "Significant Differences Between the Corporation Laws of Florida and Nevada."

In the merger, each issued and outstanding share of DDS USA (all of which are owned by Fishtheworld) will be retired and canceled and each issued and outstanding share of common stock and preferred stock of Fishtheworld will be automatically converted into and become one share of common stock or preferred stock as appropriate, of DDS USA. Upon completion of the merger, Fishtheworld, as a corporate entity, will cease to exist, and DDS USA will continue to operate the business of the company under its new name, DDS Technologies USA, Inc. Each share certificate representing issued and outstanding shares of common stock or preferred stock of Fishtheworld will be automatically converted into and become one share of common stock or preferred stock of DDS USA, as the case may be. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF DDS USA. A copy of the Agreement and Plan of Merger, which we refer to as the "merger agreement" in this proxy statement, is attached to this proxy statement as Appendix A.

We are currently governed by the Florida Business Corporation Act and our current articles of incorporation and bylaws. If the reincorporation is approved, we will be governed by the Nevada Revised Statutes and by a new certificate of incorporation and bylaws, which will result in certain changes in the rights of our shareholders as discussed below. Copies of the certificate of incorporation and bylaws of DDS USA are attached to this proxy statement as Appendices B and C, respectively.

The reincorporation of the company in Nevada will allow us to take advantage of certain provisions of the corporate laws of Nevada. The purposes and effects of the proposed transaction are summarized below.

The following is a summary of the reincorporation. Because it is a summary, it does not include all of the information regarding the reincorporation and is therefore qualified in its entirety by reference to the merger agreement, the certificate of incorporation of DDS USA and the bylaws of DDS USA attached to this information statement as Appendices A, B, and C, respectively.

DIRECTORS AND OFFICERS

The directors and officers of Fishtheworld will be the directors and officers of DDS USA after the reincorporation.

EFFECTIVE TIME OF REINCORPORATION

Subject to the terms and conditions of the merger agreement, we intend to file, as soon as practicable on or after the twentieth (20th) day after this information statement is sent to our shareholders, and appropriate articles or certificates of merger are filed with the Department of State of Florida and the Secretary of State of Nevada. The reincorporation will become effective at the time the last of such filings is completed. It is presently contemplated that such filings will be made in May 2003. However, the merger agreement provides that the merger may be abandoned by the Board of Directors prior to the effective time. In addition, the merger agreement may be amended prior to the effective time, unless the amendment would, in the judgment of the board of directors, have a material adverse effect on your rights as shareholders or in any manner violate applicable law.

EXCHANGE OF STOCK CERTIFICATES

On or after the effective time of the reincorporation, all of the outstanding certificates that, prior to that time, represented shares of common stock or preferred stock of Fishtheworld will be deemed for all purposes to evidence ownership and to represent the same number of shares of common stock or preferred stock of DDS USA into which such shares are converted in the reincorporation (other than shares as to which the holder thereof has properly exercised dissenters' rights under Florida law). The registered owner of any such outstanding stock certificate will, until such certificate will have been surrendered for transfer or conversion or otherwise accounted for to DDS USA, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon the shares of common stock or preferred stock of DDS USA evidenced by such outstanding certificate. After the effective time of the reincorporation, whenever certificates which formerly represented shares of Fishtheworld are presented for transfer or conversion, DDS USA will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of common stock of DDS USA.

YOU ARE NOT REQUIRED TO EXCHANGE YOUR STOCK CERTIFICATES FOR DDS USA STOCK CERTIFICATES, ALTHOUGH YOU MAY DO SO IF YOU WISH.

PRINCIPAL REASONS FOR CHANGING OUR STATE OF INCORPORATION

The Board of Directors believes that the reincorporation of our company under the laws of the State of Nevada will provide flexibility for both our management and business. For several years, Nevada has followed a policy of encouraging incorporation in Nevada and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many corporations have chosen Nevada for their domicile or have subsequently reincorporated in Nevada in a manner similar to what we have proposed.

In contrast, the Florida Business Corporation Act, to which Fishtheworld is currently subject, was only recently enacted in its current form (becoming generally effective in 1989) and has not significantly evolved.

EFFECTS OF REINCORPORATION IN NEVADA

CHANGE IN COMPANY NAME

The reincorporation will result in the company's name being changed from "Fishtheworld Holdings, Inc." to "DDS Technologies USA, Inc." The company's Board of Directors feels that this name change is in the best interest of the company. The name change will become effective upon the merger being effective, due to the adoption of the certificate of incorporation of DDS USA as the company's governing charter.

CHANGE IN AUTHORIZED CAPITAL

At present, the company's articles of incorporation, as amended, authorize the issuance of 100,000,000 shares of common stock, $.0001 par value and 1,000,000 shares of preferred stock, $.001 par value. The certificate of incorporation of DDS USA authorizes the issuance of 26,000,000 shares, of which 25,000,000 shares will be designated as common stock, $.0001 par value, and 1,000,000 shares will be undesignated preferred stock, $.0001 par value. The certificate of incorporation of DDS USA provides that the preferred stock may be issued in one or more series, that DDS USA's board of directors is authorized to fix the number of shares of any series of preferred stock to determine the designation of such series, and to determine the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of preferred stock.

DESCRIPTION OF COMMON STOCK

All outstanding shares of Fishtheworld common stock are fully paid and nonassessable. Each share of the outstanding Fishtheworld common stock is entitled to participate equally in dividends as and when declared by the board of directors and is entitled to participate equally in any distribution of net assets made to the shareholders upon liquidation of the company. There are no redemption, sinking fund, conversion or preemptive rights with respect to the Fishtheworld common stock. The holders of the company's common stock are entitled to one vote for each share held of record on all matters voted upon by shareholders and may not cumulate votes for the election of directors. The company has not declared or paid any cash dividends on its common stock since its inception and does not intend to pay any dividends for the foreseeable future.

Under the terms of the merger agreement, each outstanding share of Fishtheworld common stock will convert to one share of DDS USA common stock, and the shares of DDS USA common stock will also possess the characteristics of the Fishtheworld common stock that are described in this paragraph.

DESCRIPTION OF PREFERRED STOCK

DDS USA has designated 1,000,000 shares of "Blank Check" preferred stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

OUTSTANDING SHARES OF STOCK

As of March 27, 2003, 10,000,000 shares of Fishtheworld's common stock were issued and outstanding.

CERTIFICATE OF INCORPORATION AND BYLAWS TO BE IN EFFECT AFTER THE REINCORPORATION

Following the reincorporation, we will be subject to the certificate of incorporation and bylaws of DDS USA. A copy of the certificate of incorporation of DDS USA is attached to this proxy statement as Appendix B, and a copy of the bylaws of DDS USA is attached to this proxy statement as Appendix C. The certificate of incorporation attached as Appendix B is similar to Fishtheworld's articles of incorporation. Approval of the reincorporation by our shareholders will automatically result in the adoption of the certificate of incorporation and bylaws of DDS USA.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF FLORIDA AND NEVADA

When the domestication in Nevada is completed, the rights of shareholders will be governed by DDS USA's articles of incorporation and bylaws and the Nevada Revised Statutes ("NRS"). Shareholders should consider the following comparison of the NRS and the Florida Business Corporation Act ("FBCA"). This comparison is not intended to be complete and is qualified in its entirety by reference to the NRS, the FBCA and the Company's articles of incorporation and bylaws. The Company's articles of incorporation and its bylaws are available for inspection and copying upon request by any shareholder.

The NRS provides that any merger, consolidation or share exchange of a Nevada corporation, as well as the sale, lease, exchange or disposal of all or substantially all of its assets not in the ordinary course of business, generally must be recommended by the Board and approved by a vote of a majority of the outstanding shares of stock of the corporation entitled to vote on such matters, unless the articles of incorporation provides otherwise. Under the NRS, the vote of the shareholders of a corporation surviving a merger is not required if: (a) the articles of incorporation of the surviving domestic corporation will not differ from its articles before the merger; (b) each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger. The FBCA contains similar provisions but allows the Company to opt out of certain control share acquisitions and affiliated transaction restrictions.

Under the NRS and FBCA, unless the articles of incorporation of a corporation otherwise provides, amendments of a company's articles of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment.

Under the NRS and FBCA, a special meeting of shareholders can be called by a company's board of directors or by any person or persons as may be authorized by the corporation's articles of incorporation or bylaws. Both the NRS and the FBCA permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the articles of incorporation or bylaws expressly provide otherwise. If proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the FBCA require that prompt notice of the taking of the action be sent to those shareholders who have not consented in writing (the NRS does not requires this).

Under the FBCA, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote in an election of directors unless provided otherwise by the corporation's articles of incorporation. Under the NRS, any director may be removed by the vote of shareholders representing not less than two-thirds of the voting power entitled to vote.

Both the Nevada Statutes and the Florida Statutes permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or bylaws expressly provide otherwise. If proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the Florida Statutes require that within 10 days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action (the Nevada Statutes do not requires this). This notice shall fairly summarize the material features of the authorized action.

The NRS and FBCA both have provisions and limitations regarding directors' liability. The NRS and FBCA permit a corporation to include in its articles of incorporation a provision that eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director. However, under FBCA this provision may not eliminate or limit the liability of a director: (1) for any breach of the director's duty of loyalty to the corporation or its shareholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (4) for any transaction from which the director derived an improper personal benefit. Under the NRS, the limitation of liability is for other than acts or omissions that involve intentional misconduct, fraud, or a knowing violation of law.

Both the NRS and FBCA generally permit a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. That determination must be made, in the case of an individual who is a director or officer at the time of the determination, by a majority of the disinterested directors, even though less than a quorum; by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or by a majority vote of the shareholders, at a meeting at which a quorum is present. Both NRS and FBCA require indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action. Also, both NRS and FBCA permit a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon those individuals' commitment to repay any advances unless it is determined ultimately that those individuals are entitled to be indemnified.

Under both the NRS and FBCA, any stockholder with a proper purpose may inspect and copy the books, records and stockholder lists of the corporation. This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The reincorporation is intended to be tax free under the Internal Revenue Code. Accordingly, you will recognize no gain or loss for federal income tax purposes as a result of the completion of the reincorporation. You will have a tax basis in your shares of capital stock of DDS USA equal to your tax basis in your shares of capital stock of Fishtheworld. Provided that you have held your shares of capital stock of Fishtheworld as a capital asset, your holding period for the shares of capital stock of DDS USA will include the holding period of your shares of capital stock of Fishtheworld. Neither we nor DDS USA will recognize any gain or loss for federal income tax purposes as a result of the reincorporation, and DDS USA will succeed, without adjustment, to our tax attributes.

YOU SHOULD CONSULT YOUR OWN TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE REINCORPORATION UNDER STATE, LOCAL OR FOREIGN TAX LAWS.

DISSENTERS' RIGHTS

Under the Florida Business Corporation Act, you are or may be entitled to dissent from the reincorporation proposal and obtain "fair value" plus interest for your shares by asserting your dissenters' rights. IT IS THE PRESENT INTENTION OF THE COMPANY TO ABANDON THE MERGER IN THE EVENT SHAREHOLDERS EXERCISE DISSENTERS' RIGHTS AND THE COMPANY BECOMES OBLIGATED TO MAKE A SUBSTANTIAL PAYMENT TO THE DISSENTING SHAREHOLDERS.

For purposes of dissenters' rights, "fair value" means the value of the shares as of the close of business on April 9, 2003, excluding any appreciation or depreciation in anticipation of the reincorporation (unless exclusion would be inequitable).

The following is a summary of your dissenters' rights under the Florida Business Corporation Act. Because it is a summary, it does not include all of the information that you will need to exercise properly your dissenters' rights. You should read the dissenters' rights provisions in the Florida Business Corporation Act, the full text of which is attached to this proxy statement as Appendix D, carefully and in its entirety because it, and not this summary description, defines your rights to dissent.

If you choose either to assert your dissenters' rights or preserve your right to dissent, you should carefully review the requirements under Sections 607.1301 through 607.1320 of the Florida Business Corporation Act (Dissenters' Rights Statutes) and consult with an attorney.

If your shares are held of record in the name of another person, such as a bank, broker, or other nominee, you must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner in order to perfect whatever dissenters' rights you may have.

A DISSENTING SHAREHOLDER MUST PERFECT DISSENTERS' RIGHTS

If you elect to exercise your dissenters' rights, to "perfect" them, you must do all of the following:

•	provide us with written notice of your election to dissent on or before April 30, 2003, stating your name and address, the number, classes, and series of shares as to which you are dissenting, and a demand for payment of the fair value of your shares;

•	deposit your certificate or certificates with us simultaneously with the filing of your election to dissent; and
•	assert your dissenters' rights as to all or part of your shares (except where certain shares are beneficially owned by another person but registered under your name so long as you dissent with respect to all shares beneficially owned by any one person).

The written notice must reasonably inform us of your identity and your intention to exercise your dissenters' rights. All written notices should be:

•	addressed to:

Fishtheworld Holdings, Inc.
2206 NE 26th Street,
Fort Lauderdale, Florida 33305
Attn: Secretary
•	filed before ●, 2003; and
•	executed by, or sent with the written consent of, the holder of record.

If you provide written consent to the reincorporation, that consent will constitute a waiver of your dissenters' rights and will override any previously filed written notice of intent to demand payment.

If you fail to comply with these conditions and all other conditions imposed by the Florida Business Corporation Act, you will have no dissenters' rights with respect to your shares.

WE MUST SEND DISSENTING SHAREHOLDERS A WRITTEN OFFER TO PAY FAIR VALUE AND OTHER INFORMATION

If you properly file your notice to elect to dissent, then, within ten (10) days after the reincorporation, we must send to you a written offer to pay an amount that we estimate to be the fair value of your shares. If the merger is not completed by May 15, 2003, the offer may be made conditional on the consummation of the reincorporation. The offer must be accompanied by the following:

•	our balance sheet as of the latest available date and not more than 12 months prior to the making of such offer; and
•	our income statement for the 12-month period ended on the date of the balance sheet.

If, within thirty (30) days after we make the offer described above, you accept the offer, then we are required to make payment to you of the same within ninety (90) days after we make the offer. Once we pay the agreed value, you shall cease to have any interest in your shares.

A COURT WILL SETTLE FAIR VALUE DISPUTES

If you properly file your notice to elect to dissent and (i) we fail to send you an offer to pay fair value within the ten (10) day period after the reincorporation, or (ii) you fail to accept that offer within thirty (30) days after we send the offer, the we may file an action in a court of competent jurisdiction in Palm Beach County, Florida within sixty (60) days after the reincorporation. In that action, we will ask the court to determine (i) the fair value of your shares, and (ii) whether you are entitled to receive payment for your shares. If we fail to institute this action, you may institute the action in our name.

All dissenting shareholders, other than those who accepted our offer, shall be made parties to the proceeding as an action against their shares. All shareholders who are proper parties to the action are entitled to judgment against the company for the amount of the fair value of the shares.

The court may appoint one or more persons as appraisers to receive evidence and make a fair value recommendation to the court. The appraisers shall have such power and authority as is specified by the order of the court.

The company will pay to each dissenting shareholder the amount found to be due by the court within ten (10) days after the final determination of the action. The court may include a fair rate of interest in the judgment. Upon payment of the judgment, you will no longer have any interest in the shares.

The costs and expenses of this action shall be determined by the court and assessed against the company. However, the court may, assess all or part of such costs and expenses against any or all of the dissenting shareholders if the court finds that the action of such shareholders in failing to accept our offer was arbitrary, vexatious, or not in good faith.

If you are considering seeking appraisal of your shares, you should realize that the fair value of your shares, as determined under the Florida Business Corporation Act, could be more than, the same as, or less than the amount of value of the shares of DDS USA shares you will be deemed to have received as a result of the reincorporation of our company in Nevada.

IF YOU FAIL TO COMPLY FULLY WITH THE STATUTORY PROCEDURE SUMMARIZED ABOVE, YOU WILL FORFEIT YOUR RIGHT TO DISSENT.

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OTHER INFORMATION

You may also obtain a copy of our periodic reports electronically filed by us via the Internet, by accessing the Securities and Exchange Commission's EDGAR website at www.sec.gov/edaux/searches.html.

By Order of the Board of Directors

Ben Marcovitch
President & Director

April 10, 2003
Boca Raton, Florida

Appendix A

Agreement and Plan of Merger

            THIS AGREEMENT AND PLAN OF MERGER (hereinafter referred to as this "Agreement") dated as of April 10, 2003, is made and entered into by and between FISHTHEWORLD HOLDINGS, INC., a Florida corporation ("Company") and DDS TECHNOLOGIES USA, INC., a Nevada corporation ("DDS").

RECITALS

            A.     The Company is a corporation organized and existing under the laws of the State of Florida; and

            B.     DDS is a wholly owned subsidiary of the Company, having been incorporated on April 10, 2003.

            NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Company shall be merged into DDS (the "Merger") upon the terms and conditions hereinafter set forth.

ARTICLE 1
MERGER

            1.1     On May 10, 2003, or as soon as practicable thereafter (the "Effective Date"), the Company shall be merged into DDS, the separate existence of the Company shall cease and DDS (following the Merger referred to as "New DDS") shall continue to exist under the name of "DDS USA Technologies, Inc.," by virtue of, and shall be governed by, the laws of the State of Nevada. The address of the registered office of New DDS in the State of Nevada will be 6100 Neil Road, Suite 500, Reno, Nevada 89511.

ARTICLE 2
CERTIFICATE OF INCORPORATION OF DDS

            2.1     The Certificate of Incorporation of New DDS shall be the Certificate of Incorporation of DDS as in effect on the date hereof without change unless and until amended in accordance with applicable law.

ARTICLE 3
BYLAWS OF DDS

            3.1     The Bylaws of New DDS shall be the Bylaws of DDS as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

ARTICLE 4
EFFECT OF MERGER ON STOCK OF
CONSTITUENT CORPORATION

            4.1     On the Effective Date, (i) each outstanding share of Company common stock, $.001 par value ("Company Common Stock"), shall be converted into one share of New DDS common stock, $.001 par value, ("New DDS Common Stock"), except for those shares of Company Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under Florida law, (ii) any fractional New DDS Common Stock interests to which a holder of Company Common Stock would be entitled will be canceled with the holder thereof being entitled to receive the next highest number of whole shares of DDS Common Stock, and (iii) each outstanding share of DDS Common Stock held by the Company shall be retired and canceled and shall resume the status of an authorized and unissued DDS Common Stock.

            4.2     All rights to acquire Company Common Stock under or pursuant to any contractual rights which are outstanding on the Effective Date of the Merger will automatically be converted into equivalent rights to purchase that whole number of DDS Common Stock into which the number of Company Common Stock subject to such rights immediately prior to the Effective Date would have been converted in the merger had such rights been exercised immediately prior thereto (with any fractional New DDS interests resulting from the exercise being rounded up to the next highest whole number). All plans or agreements of the Company under which such rights are granted shall be continued and assumed by New DDS unless and until amended or terminated in accordance with their respective terms.

            4.3     (a)     Prior to, or as soon as practicable after the Effective Date, DDS (or New DDS) shall mail to each person who was, at the time of mailing or at the Effective Date, a holder of record of issued and outstanding Company Common Stock ("Company Stock") (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the certificate or certificates, which immediately prior to the Effective Date represented issued and outstanding shares of Company Stock ("Company Certificates"), in exchange for certificates representing New DDS Common Stock ("New DDS Stock"). Upon surrender of a Company Certificate for cancellation to DDS, together with a duly executed letter of transmittal, the holder of such Company Certificate shall be entitled to receive in exchange therefore a certificate representing that number of New DDS Stock into which the Company Stock theretofore represented by the Company Certificate so surrendered shall have been converted pursuant to the provisions of this Article 4, and the Company Certificate so surrendered shall forthwith be canceled.

                      (b)     If any stock certificate representing New DDS is to be issued in a name other than that in which the Company Certificate surrendered with respect thereto is registered, it shall be a condition of such issuance that the Company Certificate so surrendered shall be properly endorsed, or otherwise in proper form for transfer, and that the person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance to a person other than the registered holder of the Company Certificate surrendered or shall establish to the satisfaction of New DDS that such tax has been paid or is not applicable.

                      (c)     After the Effective Date, there shall be no further registration of transfers on the stock transfer books of the Company of the shares of Company Stock, or of any other shares of stock of the Company, which were outstanding immediately prior to the Effective Date. If after the Effective Date certificates representing such shares are presented to New DDS they shall be canceled and, in the case of Company Certificates, exchanged for certificates representing New DDS Stock as provided in this Article 4.

ARTICLE 5
CORPORATE EXISTENCE, DDS AND LIABILITIES OF DDS

            5.1     On the Effective Date, the separate existence of the Company shall cease. The Company shall be merged with and into DDS in accordance with the provisions of this Agreement. Thereafter, New DDS shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement and all and singular; the rights, privileges, powers and franchises of the Company and DDS, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in New DDS; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of New DDS, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Company and DDS or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to New DDS, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

            5.2     The Company agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as DDS may deem necessary or desirable in order to vest in and confirm to New DDS title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of the Company and otherwise to carry out the intent and purposes of this Agreement.

ARTICLE 6
OFFICERS AND DIRECTORS OF DDS

            6.1     Upon the Effective Date, the officers and directors of New DDS shall be officers and directors of the Company in office at such date, and such persons shall hold office in accordance with the Bylaws of DDS or until their respective successors shall have been appointed or elected.

            6.2     If, upon the Effective Date, a vacancy shall exist in the Board of Directors of DDS, such vacancy shall be filled in the manner provided by its Bylaws.

ARTICLE 7
AMENDMENT; EFFECTIVE DATE

            7.1     The Board of Directors of the Company and DDS may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of Company shall not (1) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the Company Stock (2) alter or change any term of the Certificate of Incorporation of DDS, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Company Stock.

ARTICLE 8
TERMINATION OF MERGER

            8.1     This Agreement may be terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Florida and the Secretary of State of Nevada, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of the Company and DDS.

ARTICLE 9
MISCELLANEOUS

            9.1     In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

(SIGNATURES ON FOLLOWING PAGE)

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.

FISHTHEWORLD HOLDINGS, INC., a Florida corporation
By:
Name:
Title:

DDS USA TECHNOLOGIES, INC., a Nevada corporation
By:
Name:
Title:

Appendix B

Articles of Incorporation

ARTICLES OF INCORPORATION
OF
DDS TECHNOLOGIES USA, INC.

First. The name of the Corporation is DDS TECHNOLOGIES USA, INC.

Second. The Resident Agent for this Corporation shall be The Corporation Trust Company of Nevada. The address of the Resident Agent and the registered or statutory address of this Corporation in the State of Nevada, shall be: 6100 Neil Road, Suite 500, Reno, Nevada 89511.

Third. The purpose of the Corporation is to engage in any lawful act or activities for which corporations may be organized under the General Corporation Law of the State of Nevada.

Fourth. That the total number of shares of all classes of stock which the Corporation shall have authority to issue is 26,000,000 shares of the par value of $.0001 each, of which, 25,000,000 shares of the par value of $.0001 each shall be designated as common stock and 1,000,000 shares of the par value of $.0001 each shall be designated as blank check preferred stock. The Board of Directors is hereby authorized to fix the rights, preferences, privileges and restrictions granted to or imposed upon additional series of preferred stock, and the number of shares constituting any such series and the designation thereof, or of any of them.

Fifth. The governing board of the corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of this corporation, providing that the number of directors shall not be reduced to fewer than one (1).

        The first Board of Directors shall be four (4) in number and the name and the post office address of each Director shall be listed as follows:

        Ben Marcovitch
        1950 E. Palmetto Park Rd., Ste. 510, Boca Raton, FL 33432

        Dr. Jacques DeGroote
        1950 E. Palmetto Park Rd., Ste. 510, Boca Raton, FL 33432

        Umberto Manola
        1950 E. Palmetto Park Rd., Ste. 510, Boca Raton, FL 33432

        Dr. Marc J. Mallis, M.D.
        1950 E. Palmetto Park Rd., Ste. 510, Boca Raton, FL 33432

Sixth. The name and post office address of the Incorporator signing the Articles of Incorporation is as follows:

        Name:       Linda M. Parzynski
        Address:   Hodgson Russ LLP
                         One M&T Plaza, Suite 2000
                         Buffalo, NY 14203

Seventh. No Director or Officer of the corporation shall be personally liable to the corporation or any of its stockholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director or Officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the Stockholders of the corporation shall be prospective only, and shall not adversely affect any limitations on the personal liability of a Director or Officer of the corporation for acts or omissions prior to such repeal or modification.

Eighth. This Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

            I, the undersigned, being the Incorporator hereinbefore named for the purpose of forming a Corporation pursuant to General Corporation Law of the State of Nevada, do make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this April 10, 2003.

____________________________________
 Linda M. Parzynski
Incorporator

Certificate of Acceptance
By Resident Agent

            I hereby accept appointment as Resident Agent for the above-named Corporation.

THE CORPORATION TRUST COMPANY OF NEVADA

By:______________________________________________
Authorized Signature of R.A. or On Behalf of R.A. Company

Date:__________________________

Appendix C

Bylaws

BYLAWS

OF

DDS TECHNOLOGIES USA, INC.
(a Nevada corporation)

________________________________________________________

ARTICLE I
Meetings of Stockholders and Other Stockholder Matters

            SECTION 1     Annual Meeting. An annual meeting of the stockholders of DDS Technologies USA, Inc. (hereinafter, the "Corporation") shall be held for the election of directors and for the transaction of such other proper business at such time, date and place, either within or without the State of Nevada, as shall be designated by resolution of the Board of Directors from time to time.

            SECTION 2     Special Meetings. Special meetings of stockholders for any purpose or purposes may be called by the Board of Directors, or by a committee of the Board of Directors that has been designated by the Board of Directors and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, and shall be held at such time, date and place, either within or without the state of Nevada, as shall be designated by resolution of the Board of Directors or such committee. Special meetings of stockholders may not be called by any other person or persons.

            SECTION 3     Notice of Meetings. Written notice of each meeting of the stockholders, which shall state the time, date and place of the meeting and in the case of a special meeting, the purpose or purposes for which it is called, shall, unless otherwise provided by applicable law, the certificate of incorporation or these bylaws, be given not less than ten (10) nor more than sixty (60) days before the date of such meeting to each stockholder entitled to vote at such meeting, and, if mailed, it shall be deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Whenever notice is required to be given, a written waiver thereof signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

            SECTION 4     Adjournments. Any meeting of the stockholders may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At any such adjourned meeting at which a quorum may be present, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

            SECTION 5     Quorum. Except as otherwise provided by Nevada law, the certificate of incorporation or these bylaws, at any meeting of the stockholders the holders of a majority of the shares of stock, issued and outstanding and entitled to vote, shall be present in person or represented by proxy in order to constitute a quorum for the transaction of any business. In the absence of a quorum, the holders of a majority of the shares present in person or represented by proxy and entitled to vote may adjourn the meeting from time to time in the manner described in Section 4 of this Article I.

            SECTION 6     Organization. At each meeting of the stockholders, the Chairman of the Board, or in his absence or inability to act, the President or, in his absence or inability to act, a Vice President or, in the absence or inability to act of such persons, any person designated by the Board of Directors, or in the absence of such designation, any person chosen by a majority of those stockholders present in person or represented by proxy, shall act as chairman of the meeting. The Secretary or, in his absence or inability to act, any person appointed by the chairman of the meeting shall act as secretary of the meeting and keep the minutes thereof.

            SECTION 7     Notice of Business. At any annual meeting of the stockholders of the Corporation, only such business shall be conducted as shall have been brought before the meeting. To be properly brought before an annual meeting, such business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (iii) otherwise properly brought before the meeting by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 7, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 7. For business to be properly brought before an annual meeting of the stockholders by a stockholder, the stockholder shall have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received by the Secretary at the principal executive office of the Corporation not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder's notice to the Secretary of the Corporation shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and, in the event that such business includes a proposal to amend any document, including these bylaws, the language of the proposed amendment, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by such stockholder and (d) any material interest of such stockholder in such business. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting of the stockholders except in accordance with the procedures set forth in this Section 7. The chairman of the annual meeting of the stockholders shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 7, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 7, a stockholder shall also comply with all applicable requirements of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder with respect to matters set forth in this Section 7.

            SECTION 8     Order of Business; Conduct of Meetings. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

            SECTION 9     Voting; Proxies. Unless otherwise provided by Nevada law or in the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of capital stock which has voting power upon the matter in question held by such stockholder either (i) on the date fixed pursuant to the provisions of Section 10 of Article I of these bylaws as the record date for the determination of the stockholders to be entitled to notice of or to vote at such meeting; or (ii) if no record date is fixed, then at the close of business on the day next preceding the day on which notice is given. Each stockholder entitled to vote at any meeting of the stockholders may authorize another person or persons to act for him by proxy. Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated in the order of business for so delivering such proxies. At all meetings of the stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. On all other matters, except as otherwise required by Nevada law or the certificate of incorporation, a majority of the votes cast at a meeting of the stockholders shall be necessary to authorize any corporate action to be taken by vote of the stockholders. Unless required by Nevada law, or determined by the chairman of the meeting to be advisable, the vote on any question other than the election of directors need not be by written ballot. On a vote by written ballot, each written ballot shall be signed by the stockholder voting, or by his proxy if there be such proxy, and shall state the number of shares voted.

            SECTION 10     Fixing of Record Date for Stockholder Meetings. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

            SECTION 11     Fixing a Record Date for Other Purposes. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

            SECTION 12     List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

            SECTION 13     Inspectors. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting shall appoint inspectors. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

            SECTION 14     Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 12 of this Article I, the books of the Corporation, or to vote in person or by proxy at any meeting of the stockholders.

ARTICLE II
Board of Directors

            SECTION 1     General Powers. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not, by Nevada law or the certificate of incorporation, directed or required to be exercised or done by the stockholders.

            SECTION 2     Number, Qualification. Except as otherwise fixed by or pursuant to provisions of the certificate of incorporation relating to the rights of the holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time by affirmative vote of a majority of the directors then in office. Directors need not be stockholders.

            SECTION 3     Elections And Terms. The Board of Directors, other than those who may be elected by the holders of any classes or series of stock having a preference over the common stock as to dividends or upon liquidation, shall be elected for a term ending at the next following Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

            SECTION 4     Newly Created Directorships And Vacancies. Except as otherwise fixed by or pursuant to provisions of the certificate of incorporation relating to the rights of the holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Except as otherwise provided under Nevada law, newly created directorships and vacancies resulting from any cause may not be filled by any other person or persons. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term and until such director's successor shall have been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any director then in office.

            SECTION 5     Removal and Resignation. Except as otherwise fixed by or pursuant to provisions of the certificate of incorporation relating to the rights of the holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, any director may be removed from office only for cause and only by the affirmative vote of the holders of two-thirds of the outstanding shares of stock entitled to vote generally in the election of directors. Any director may resign at any time upon written notice to the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

            SECTION 6     Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election by the stockholders as directors of the Corporation. Nominations of persons for election as directors of the Corporation may be made at an annual meeting of stockholders (i) by or at the direction of the Board of Directors; (ii) by any nominating committee or persons appointed by the Board of Directors; or (iii) by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 6. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive office of the Corporation not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder's notice to the Secretary of the Corporation shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as now or hereafter amended; and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election by the stockholders as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The chairman of the annual meeting of the stockholders shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

            SECTION 7     Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Nevada and at such times as the Board of Directors may from time to time determine. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by Nevada law or these bylaws.

            SECTION 8     Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Nevada whenever called by the Chairman of the Board of Directors, the President or by a majority of the entire Board of Directors.

            SECTION 9     Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this Section 9, in which notice shall be stated the time and place of the meeting. Except as otherwise required by Nevada law or these bylaws, such notice need not state the purpose(s) of such meeting. Notice of each such meeting shall be mailed, postage prepaid, to each director, addressed to such director at such director's residence or usual place of business, by registered mail, return receipt requested delivered at least two (2) days before the day on which such meeting is to be held, or shall be sent addressed to such director at such place by electronic mail, telegraph, telex, cable or wireless, or be delivered to such director personally, by facsimile or by telephone, at least 24 hours before the time at which such meeting is to be held. A written waiver of notice, signed by the director entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him.

            SECTION 10     Quorum and Manner of Acting. Except as hereinafter provided, a majority of the whole Board of Directors shall be present in person or by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time at any meeting of the Board of Directors in order to constitute a quorum for the transaction of business at such meeting; and, except as otherwise required by Nevada law, the certificate of incorporation or these bylaws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of the time and place of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless such time and place were announced at the meeting at which the adjournment was taken, to the other directors. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The directors shall act only as a Board and the individual directors shall have no power as such.

            SECTION 11     Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Directors.

            SECTION 12     Telephonic Participation. Members of the Board of Directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation in such a meeting shall constitute presence in person at such meeting.

            SECTION 13     Organization. At each meeting of the Board, the Chairman of the Board or, in his absence or inability to act, the Chief Executive Officer or, in his absence or inability to act, another director chosen by a majority of the directors present shall act as chairman of the meeting and preside thereat. The Secretary or, in his absence or inability to act, any person appointed by the chairman shall act as secretary of the meeting and keep the minutes thereof.

            SECTION 14     Compensation. The Board of Directors shall have authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

ARTICLE III
Committees

            SECTION 1     Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board of Directors may fill vacancies in, change the membership of, or dissolve any such committee. The Board of Directors may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of such absent or disqualified member. Any such committee, to the extent provided by Nevada law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep written minutes of its proceedings and shall report such minutes to the Board of Directors when required. All such proceedings shall be subject to revision or alteration by the Board of Directors; provided, however, that third parties shall not be prejudiced by such revision or alteration.

            SECTION 2     Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these bylaws.

            SECTION 3     Standing Committees. Notwithstanding anything contained in this Article III to the contrary, the Board of Directors shall maintain two (2) standing committees consisting of (i) a Corporate Governance Committee; and (2) an Audit Committee. The Corporate Governance Committee shall consist of at least three (3) members of the Board of Directors who are "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and who are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Corporate Governance Committee shall have the power and authority to recommend general compensation polices to the full Board of Directors, oversee the Corporation's compensation plans, establish the compensation levels for the Corporation's Chief Executive Officer and other Executive Officers and advise the full Board of Directors on general compensation policies for the Company's Executive Officers. The Audit Committee shall consist of at least three (3) members of the Board of Directors, none of which shall also serve as an Executive Officer of the Corporation. The Audit Committee shall have the power and authority to review and report to the full Board of Directors with respect to the selection, retention, termination and terms of engagement of the Corporation's independent public accountants and maintain communications among the Board of Directors, the independent public accountants and the Corporation's internal accounting staff with respect to accounting and audit procedures. The Audit Committee shall also have the power and authority to review the Corporation's processes, internal accounting and control procedures and policies and related matters with the Corporation's management.

ARTICLE IV
Officers

            SECTION 1     Number. The officers of the Corporation shall be elected by the Board of Directors and shall consist of a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers and assistant officers as may be deemed necessary or desirable by the Board of Directors. Any number of offices may be held by the same person. In its discretion, the Board of Directors may choose not to fill any office for any period that it may deem advisable unless otherwise required by Nevada law.

            SECTION 2     Election and Term of Office. The officers of the Corporation shall be elected annually by the Board of Directors at its first meeting held after each annual meeting of stockholders or as soon thereafter as conveniently may be. The Chief Executive Officer shall appoint persons to other officers as he or she deems desirable and such appointments, if any, shall serve at the pleasure of the Board of Directors. Each officer shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

            SECTION 3     Resignations. Any officer may resign at any time upon written notice to the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

            SECTION 4     Removal. Any officer or agent of the Corporation may be removed, either with or without cause, at any time, by the Board of Directors at any meeting of the Board of Directors or, except in the case of an officer or agent elected or appointed by the Board of Directors, by the Chief Executive Officer, but any such removal shall be without prejudice to the contract rights, if any, of the person so removed.

            SECTION 5     Vacancies. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, may be filled for the unexpired portion of the term of the office which shall be vacant by the Board of Directors at any special or regular meeting.

            SECTION 6     Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

            SECTION 7     The Chairman of the Board. The Chairman of the Board shall be an officer of the Corporation for the purpose of executing agreements and other instruments on behalf of the Corporation but shall not be an employee of the Corporation. He shall, if present, preside at each meeting of the stockholders and of the Bard of Directors and shall be an ex-officio member of all committees of the Board of Directors. Such person shall perform all duties incident to the office of Chairman of the Board and such other duties as may from time to time be assigned to such person by the Board of Directors.

            SECTION 8     The Chief Executive Officer. The Chief Executive Officer shall have the general and active supervision and direction over the business operations and affairs of the Corporation and over the other officers, agents and employees and shall see that their duties are properly performed. At the request of the Chairman of the Board, or in the case of his absence or inability to act, the Chief Executive Officer shall perform the duties of the Chairman of the Board and when so acting shall have all the powers of, and be subject to all the restrictions upon the Chairman of the Board. Such person shall perform all duties incident to the office of Chief Executive Officer and such other duties as may from time to time be assigned to such person by the Board of Directors.

            SECTION 9     The President. The President shall be the Chief Operating Officer of the Corporation and shall have general and active supervision and direction over the business operations and affairs of the Corporation and over its several officers, agents and employees, subject, however, to the direction of the Chief Executive Officer and the control of the Board of Directors. In general, the President shall have such other powers and shall perform such other duties as usually pertain to the office of President or as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

            SECTION 10     Vice Presidents. Each Vice President shall have such powers and perform such duties as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

            SECTION 11     The Treasurer. The Treasurer shall (a) have charge and custody of, and be responsible for, all the funds and securities of the Corporation; (b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; (c) cause all monies and other valuables to be deposited to the credit of the Corporation in such depositories as may be designated by the Board; (d) receive, and give receipts for, monies due and payable to the Corporation from any source whatsoever; (e) disburse the funds of the Corporation and supervise the investment of its funds as ordered or authorized by the Board, taking proper vouchers therefore; and (f) in general, have all the powers and perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

            SECTION 12     The Secretary. The Secretary shall (a) record the proceedings of the meetings of the stockholders and directors in a minute book to be kept for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law; (c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal; (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and (e) in general, have all the powers and perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

            SECTION 13     Officers' Bonds or Other Security. The Board of Directors may secure the fidelity of any or all of its officers or agents by bond or otherwise, in such amount and with such surety or sureties as the Board of Directors may require.

            SECTION 14     Compensation. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board of Directors; provided, however, that the Board of Directors may delegate to the Chief Executive Officer or the President the power to fix the compensation of officers and agents appointed by the Chairman of the Board or the President, as the case may be. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that such person is also a director of the Corporation.

ARTICLE V
Shares of Stock

            SECTION 1     Stock Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares owned by such holder in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

            SECTION 2     Books of Account and Record of Stockholders. The books and records of the Corporation may be kept at such places, within or without the State of Nevada, as the Board of Directors may from time to time determine. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board of Directors.

            SECTION 3     Transfer of Shares. Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only upon authorization by the registered holder thereof, or by his attorney hereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Except as otherwise provided by Nevada law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of stockholders as the owner of such share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Corporation may hold any such stockholder of record liable for calls and assessments and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person whether or not it shall have express or other notice thereof. Whenever any transfers of shares shall be made for collateral security and not absolutely, and both the transferor and transferee request the Corporation to do so, such fact shall be stated in the entry of the transfer.

            SECTION 4     Regulations. The Board of Directors may make such additional rules and regulations, not inconsistent with these bylaws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

            SECTION 5     Lost, Stolen or Destroyed Stock Certificates. The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient, as the Board in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. Anything herein to the contrary notwithstanding, the Board of Directors, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to judicial proceedings under the laws of the State of Nevada.

ARTICLE VI
Contracts, Checks, Drafts, Bank Accounts, Etc.

            SECTION 1     Execution of Contracts. Except as otherwise required by statute, the certificate of incorporation or these bylaws, any contract or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers (including any assistant officer) of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board of Directors may determine. Unless authorized by the Board of Directors or expressly permitted by these bylaws, no officer or agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it pecuniary liable for any purpose or to any amount.

            SECTION 2     Loans. Unless the Board of Directors shall otherwise determine, the President or any Vice-President may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, but no officer or officers shall mortgage, pledge, hypothecate or transfer any securities or other property of the Corporation other than in connection with the purchase of chattels for use in the Corporation's operations, except when authorized by the Board of Directors.

            SECTION 3    Checks, Drafts, Bank Accounts, etc. All checks, drafts, bills of exchange or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidence of indebtedness of the Corporation, shall be signed in the name and on behalf of the Corporation by such persons and in such manner as shall from time to time be authorized by the Board of Directors.

            SECTION 4    Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Board of Directors may from time to time designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board of Directors. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation.

            SECTION 5    General and Special Bank Accounts. The Board of Directors may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositaries as the Board of Directors may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board of Directors. The Board of Directors may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these bylaws, as it may deem expedient.

ARTICLE VII
Indemnification

            SECTION 1    Right To Indemnification. The Corporation shall indemnify and hold harmless to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is a party or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, or by or in the right of the Corporation to procure a judgment in its favor (a "Proceeding"), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity, including serving with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, with respect to a Proceeding involving the right of the Corporation to procure judgment in its favor, such indemnification shall only cover expenses (including attorney fees) and shall only be made if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Corporation and shall not be made with respect to any Proceeding as to which such person has been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Nevada or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Nevada or such other court shall deem proper.. The Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

            SECTION 2    Prepayment of Expenses. Expenses incurred in defending any Proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it should be ultimately determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VII or otherwise.

            SECTION 3    Claims. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable Nevada law.

            SECTION 4    Non-Exclusivity of Rights. The indemnification provided by this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under these bylaws or any agreement or vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

            SECTION 5    Other Indemnification. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

            SECTION 6    Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of Nevada law, the certificate of incorporation or of this Article VII.

            SECTION 7    Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely effect any right or protection hereunder of any person respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VIII
General Provisions

            SECTION 1     Registered Office. The registered office and registered agent of the Corporation will be as specified in the certificate of incorporation of the Corporation.

            SECTION 2     Other Offices. The Corporation may also have such offices, both within or without the State of Nevada, as the Board of Directors may from time to time determine or the business of the Corporation may require.

            SECTION 3     Fiscal Year. The fiscal year of the Corporation shall be so determined by the Board of Directors.

            SECTION 4     Seal. The seal of the Corporation shall be circular in form, shall bear the name of the Corporation and shall include the words and numbers "Corporate Seal", "Nevada" and the year of incorporation.

            SECTION 5     Voting Securities Owned By Corporation. Voting securities in any other corporation held by the Corporation shall be voted by the Chief Executive Officer, unless the Board of Directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

            SECTION 6     Inspection of Books and Records. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean any purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the State of Nevada or at its principal place of business.

            SECTION 7     Section Headings. Section headings in these bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

            SECTION 8     Inconsistent Provisions. In the event that any provision of these bylaws is or becomes inconsistent with any provision of the certificate of incorporation, the general corporation law of the State of Nevada or any other applicable law, the provision of these bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE IX
Amendment

            These bylaws, may be adopted, amended or repealed, and new bylaws made, by the Board of Directors of the Corporation, but the stockholders of the Corporation may make additional bylaws and may alter and repeal any bylaws, whether adopted by them or otherwise, by affirmative vote of the holders of two-thirds of the outstanding shares of stock entitled to vote upon the election of directors.

            I, the undersigned, being the Secretary of DDS TECHNOLOGIES USA, INC., DO HEREBY CERTIFY the foregoing to be the by-laws of said Corporation, as adopted at a meeting of the directors held on the 9th day of April, 2003.

                                                                                ____________________________________
                                                                                Joseph Fasciglione